UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2019 (January 1, 2019)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Effective January 1, 2019, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank”) (collectively, the “Employer”) deemed it appropriate that the Employer and each of the following named executive officers of the Company, Joseph M. Schierhorn, Chair, President, Chief Executive Officer and Chief Operating Officer, Jed W. Ballard, Executive Vice President and Chief Financial Officer, Michael A. Martin, Executive Vice President, Chief Operating Officer, General Counsel and Corporate Secretary, Michael G. Huston, Executive Vice President and Chief Lending Officer and Benjamin Craig, Executive Vice President and Chief Information Officer, enter into a new employment agreement under which the provisions and terms remain, essentially, the same as their respective employment agreements that were in effect at December 31, 2018, except for certain changes to the employment agreement with Messrs. Ballard, Martin, Huston and Craig discussed below.

Mr. Ballard’s new employment agreement provides that he is no longer eligible to receive a payment into the Employer’s supplemental executive retirement deferred compensation plan.

Mr. Martin’s new employment agreement provides for an increase in base salary to $236,391 and he is no longer eligible to receive a payment into the Employer’s supplemental executive retirement deferred compensation plan.

Mr. Huston’s new employment agreement provides for an increase in base salary to $249,900 and he is no longer eligible to receive a payment into the Employer’s supplemental executive retirement deferred compensation plan.

Mr. Craig’s new employment agreement provides for an increase in base salary to $226,080 and he is no longer eligible to receive a payment into the Employer’s supplemental executive retirement deferred compensation plan.

Copies of the new employment agreements in their entirety for Messrs. Schierhorn, Ballard, Martin, Huston and Craig are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

10.1	Employment agreement with Joseph M. Schierhorn dated January 1, 2019
10.2	Employment agreement with Jed W. Ballard dated January 1, 2019
10.3	Employment agreement with Michael A. Martin dated January 1, 2019
10.4	Employment agreement with Michael G. Huston dated January 1, 2019
10.5	Employment agreement with Benjamin Craig dated January 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 2, 2019	By:	/s/ Michael A. Martin
Name: Michael A. Martin
Title: EVP, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Employment agreement with Joseph M. Schierhorn dated January 1, 2019
10.2	Employment agreement with Jed W. Ballard dated January 1, 2019
10.3	Employment agreement with Michael A. Martin dated January 1, 2019
10.4	Employment agreement with Michael G. Huston dated January 1, 2019
10.5	Employment agreement with Benjamin Craig dated January 1, 2019